PREFACE TO THE LINCOLN NATIONAL FUNDS PROSPECTUSES

THE PREFACE AND DIRECTORY ARE PART OF THE PROSPECTUS FOR EACH OF THE FOLLOWING
FUNDS:

Lincoln National Aggressive Growth Fund, Inc. (Aggressive Growth)

Lincoln National Social Awareness Fund, Inc. (Social Awareness)

Each fund has its own Prospectus that describes the fund and its investment objective. We refer to each of the funds as a fund and to all of the funds together as the funds.

Each fund sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life insurance contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under your contract.

Each fund Prospectus discusses the information about the fund that you ought to know before choosing to invest your contract assets in one or more of the funds. You can find information unique to each fund in that fund's Prospectus. You can find information common to all funds in the General Prospectus Disclosure following the individual fund Prospectuses.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if these prospectuses are truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what these Prospectuses state. These Prospectuses do not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

Prospectuses dated May 1, 1999

                                                                           P/D-1

DIRECTORY FOR THE FUND PROSPECTUS

SUBJECT                                      PAGE
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PREFACE
SUMMARY DESCRIPTION OF THE FUND

Aggressive Growth                               AG-1

Social Awareness                                SA-1
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FEE TABLE

Aggressive Growth                              GPD-2

Social Awareness                               GPD-2
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INVESTMENT STRATEGIES

Aggressive Growth                               AG-2

Social Awareness                                SA-2
----------------------------------------------------
RISKS OF INVESTMENT STRATEGIES

Aggressive Growth                               AG-2

Social Awareness                                SA-3

SUBJECT                                      PAGE
----------------------------------------------------

INVESTMENT ADVISER AND PORTFOLIO MANAGER

Aggressive Growth                               AG-3

Social Awareness                                SA-3
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GENERAL PROSPECTUS DISCLOSURE --
IMPORTANT ADDITIONAL INFORMATION

Net asset value                                GPD-1

Management of the funds                        GPD-1

Purchase and redemption of fund shares         GPD-2

Distributions and federal income tax
considerations                                 GPD-3

Management discussion of fund performance      GPD-3

Financial highlights                           GPD-4

General Information                            GPD-5

Preparing for year 2000                        GPD-5

P/D-2

LINCOLN NATIONAL
AGGRESSIVE GROWTH FUND, INC.

SUMMARY DESCRIPTION OF THE FUND

The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation). The fund pursues this objective by buying and holding (investing in) a diversified group of domestic equity securities (stocks) of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index. As of December 31, 1998, this index included companies with market capitalizations between $100 million and $28 billion. However, the fund primarily will purchase companies with market capitalizations between $1 billion and $10 billion.

The fund's main investment strategy is to invest in stocks of companies believed either:

- to have earnings expected to grow faster than similar-sized companies or

- to be undervalued in the market relative to other companies in an industry.

This investment strategy places little importance on dividend income.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;

- the value of the fund's stock investments -- and, therefore, the value of the fund's shares -- will fluctuate independently of large company stock prices and the broad stock market indices, such as the Standard & Poor's 500 Composite Stock Index (S&P 500); and
- investing in the stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with investing in the stocks of larger, more mature, well-known companies, including greater and more rapid fluctuations in the value of these stocks, and, therefore, the fund's shares.

The following information provides some indication of the risks of choosing to invest your contract assets in the fund. The information shows:

- changes in the fund's performance from year to year and

- how the fund's average annual returns for one year and the fund's lifetime compare with those of a broad measure of market performance.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 ANNUAL TOTAL RETURNS
Year                        Annual Total Return
1994                                     -9.37%
1995                                     34.15%
1996                                     17.02%
1997                                     23.09%
1998                                     -6.20%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 1997 at: 19.49%

The fund's lowest return for a quarter occurred in the third quarter of 1998 at:
(-25.90)%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/98)

PERIOD BACK                              AGG. GROWTH   S&P 400*
-------------------------------------------------------------------
1 year                                        (-6.2)%        19.1%
5 year                                          N/A           N/A
10 year                                         N/A           N/A
Lifetime**                                    10.44%        18.84%

 * The S&P Midcap 400 is the Standard & Poor's Composite Index of 400 stocks, a widely recognized unmanaged index of common stock prices of medium-sized companies.

** The fund's lifetime began January 3, 1994. Lifetime index performance, however, began January 1, 1994.

INVESTMENT STRATEGIES

The investment objective of the fund is to maximize capital appreciation (as measured by the change in the value of the fund's shares over time).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index. (This index is an unmanaged index of common stock prices of companies with greater-than-average growth orientation. Of the 1,000 largest U.S. companies, this index includes only the 800 smallest companies.) As of December 31, 1998, this index included companies with market capitalizations between $100 million and $28 billion. However, the fund will primarily purchase companies with market capitalizations between $1 billion and $10 billion. (A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 1998, the average market capitalization of the S&P 500, a broad based market index representative of larger, typically more financially stable companies, was $87 billion.)

The fund seeks to invest in companies believed either:

- to have earnings expected to grow faster than similar-sized companies, or

- to be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

- high quality management,

- a leading or dominant position in a product, and/or

- a relatively high rate of return on invested capital.

When selecting investments, the fund places little importance on the expected dividend income. The fund will consider stock investments to be possible sell candidates when the fundamental reason for a company's expected acceleration of earnings fails to materialize.

The fund expects its annual portfolio turnover rate to be between 85% and 135% in any year. (For example, the fund would have a rate of portfolio turnover of 100%, if the fund replaced all of its investments in one year.) Market conditions could result in a greater degree of market activity and a portfolio turnover rate as high as 160%. High turnover could result in additional brokerage commissions to be paid by the fund. This would increase fund expenses. The fund's portfolio turnover was 102.33% in 1998 and 105.07% in 1997.

Effective May 1, 1999, Putnam Investment Management, Inc. became the new sub-advisor to the fund. Putnam expects to restructure the fund's portfolio by replacing approximately 77% of the securities held by the fund. As a result, the fund's portfolio turnover rate for 1999 is expected to be higher than the normal range. Accordingly, this restructuring could negatively impact the fund's performance as a result of increased fund brokerage commissions as well as other transaction costs and losses associated with liquidating certain securities.

OTHER STRATEGIES

The fund may invest 100% of its assets in money market instruments and hold a portion of its assets in cash for liquidity purposes, as a temporary defensive strategy. The fund may use this temporary defensive strategy when market conditions limit the fund's ability to use its other investment strategies to identify and obtain suitable investments. The fund, in doing so, would not be pursuing its investment objective. The fund also may hold cash or money market instruments while seeking appropriate investments.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. These other strategies include investing in foreign stocks that are publicly traded in the U.S. markets. The fund's SAI describes these other investment strategies and the risks they involve.

RISKS OF INVESTMENT STRATEGIES

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments -- and, therefore, the value of the fund's shares held under your contract -- to fluctuate in value, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

You may consider choosing the fund for investing some portion of your overall contract assets (1) if you are seeking the possibility of maximum capital appreciation without regard for dividend income and (2) as long as you are comfortable with the additional risks of investing in securities of smaller and medium-sized, less mature, lesser-known companies.

INVESTMENT ADVISER AND PORTFOLIO MANAGER

The fund's investment adviser is Lincoln Investment Management, Inc. (Lincoln Investment). You can find information about Lincoln Investment in the General Prospectus Disclosure under "Management of the funds -- Investment adviser." Lincoln Investment is responsible for overall management of the fund's securities investments. This includes monitoring the fund's sub-advisor, Putnam Investment Management, Inc. (Putnam). Putnam's address is One Post Office Square, Boston, MA 02109.

Putnam is responsible for the day-to-day management of the fund's securities investments. Putnam, founded in 1937, manages in excess of $300 billion on behalf of institutions and individuals through separately-managed accounts, pooled funds, and mutual funds. Putnam manages the fund on a team basis. This mid-cap management team is headed by Eric M. Wetlaufer, CFA, Managing Director and Chief Investment Officer of Putnam's MidCap Growth Equity Group. Mr. Wetlaufer has been with Putnam since 1997 and has 14 years of investment experience. He is a graduate of Wesleyan University.

Putnam assumed portfolio management responsibility for the fund on May 1, 1999 by replacing the fund's previous sub-advisor. The switch to Putnam will not result in any material change to the fund's investment policies and techniques.

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LINCOLN NATIONAL
SOCIAL AWARENESS FUND, INC.

SUMMARY DESCRIPTION
OF THE FUND

The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer). The fund pursues this objective primarily by buying and holding (investing in) a diverse group of equity securities (stocks) of large-sized U.S. companies that meet the fund's social standards: companies with market capitalizations of more than $5 billion. The fund also holds some investments in medium-sized U.S. companies, which have market capitalizations greater than $1 billion but less than $5 billion.

The fund's investment strategy is to invest in stocks of established companies believed to:

- be undervalued in the market relative to other companies in an industry, and

- show growth potential significantly greater than the average expected growth rate of companies in the same industry.

The fund's secondary investment strategy places some emphasis on providing income (dividends and interest).

All companies must meet the fund's social standards. The companies may not:

- damage the natural environment;

- have significant involvement with nuclear power, military weapons, liquor, tobacco or gambling; or

- use animal testing to develop new cosmetic or personal care products.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;

- the value of the fund's stock investments -- and, therefore, the value of the fund's shares -- will fluctuate over the long-term (3 years or more) in line with broad stock market indices, such as the Standard & Poor's 500 Composite Stock Index (S&P 500); and

- the fund's social standards strategy can cause the value of the fund's shares to fluctuate independently of broad stock market indices over short-term periods (1-3 years), and cause the fund to miss opportunities to invest in companies, industries or segments of the U.S. economy providing superior performance.

The following information provides some indication of the risks of choosing to invest your contract assets in the fund. The information shows:

- changes in the fund's performance from year to year and

- how the fund's average annual returns for one, five and ten year periods compare with those of a broad measure of market performance.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 ANNUAL TOTAL RETURNS
Year                        Annual Total Return
1989                                     31.18%
1990                                     -4.30%
1991                                     37.22%
1992                                      3.60%
1993                                     13.56%
1994                                      0.19%
1995                                     42.83%
1996                                     28.94%
1997                                     37.53%
1998                                     19.89%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 1990 at:
(-17.85)%.

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/98)

PERIOD BACK                              SOCIAL AWARENESS   S&P 500*
--------------------------------------------------------------------
1 year                                         19.89%         28.76%
5 year                                         24.92%         24.15%
10 year                                        19.95%         19.22%

 * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.

INVESTMENT STRATEGIES

The investment objective of the fund is long-term capital appreciation.

The fund pursues this objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies (market capitalizations greater than $5 billion), with some emphasis on medium-sized companies (market capitalizations between $1 billion and $5 billion). (A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 1998, the average market capitalization of the S&P 500, a broad based market index representative of larger, typically more financially stable companies, was $87 billion.)

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:

- a "growth" oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and

- a "value" oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

- show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and

- be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

- a long history of profit growth and dividend payment, and

- a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the S&P 500, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment, if a possible new investment appears significantly more attractive under the fund's investment criteria.

SOCIAL STANDARDS

The fund will not knowingly buy or hold stocks of companies that engage in:

- activities that result, or are likely to result, in damage to the natural environment;

- production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;

- manufacture of, or contracting for, military weapons;

- liquor, tobacco or gambling businesses; and/or

- the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund, its advisor and sub-advisor will not determine which stocks meet the fund's social standards. Instead, the fund will rely on the Social Investment Research provided by Kinder, Lydenberg, Domini & Co., Inc. (KLD), located in Cambridge, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on (1) their size or (2) other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.

PERIOD OF DISINVESTMENT

At times, the fund may hold stocks that do not meet the fund's social standards, because either (1) the stocks ceased meeting the social standards after the fund bought them or (2) the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period, if the advisor or sub-advisor believes that it would avoid a significant loss to the overall value of the fund's investments.

OTHER STRATEGIES

The fund may invest in money market instruments and hold a portion of its assets in cash for liquidity purposes, as a temporary defensive strategy. The fund may use this temporary defensive strategy when market conditions limit the fund's ability to use its other investment strategies to identify and obtain suitable investments. The fund, in doing so, would not be pursuing its investment objective. The fund also may hold cash or money market instruments while seeking appropriate investments.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks they involve.

RISKS OF INVESTMENT STRATEGIES

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments -- and, therefore, the value of the fund's shares held under your contract -- to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (1) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (2) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.

You may consider choosing the fund for investing some portion of your contract assets (1) if you are seeking the possibility of long-term capital appreciation, with some emphasis on providing income, and (2) so long as you are comfortable with the additional risks of the fund's using social standards to select investments.

INVESTMENT ADVISOR AND PORTFOLIO MANAGER

The fund's investment advisor is Lincoln Investment Management, Inc. (Lincoln Investment). You can find information about Lincoln Investment in the General Prospectus Disclosure under "Management of the funds -- Investment advisor." Lincoln Investment is responsible for overall management of the fund's securities investments. This includes monitoring the fund's sub-advisor, Vantage Investment Advisors, Inc. (Vantage). Vantage's address is 630 5th Avenue, New York, New York 10111.

Vantage is responsible for the day-to-day management of the fund's securities investments. Vantage, founded in 1979, is a U.S. domestic equity manager with over $9 billion in assets under management. Vantage began managing the fund in 1988. Enrique Chang, Vantage's Chief Investment Officer, and Christopher Harvey, a Vice-President of Vantage, manage the fund.

Mr. Chang oversees the management of all of Vantage's equity portfolios and directs Vantage's quantitative research efforts. Prior to joining Vantage, Mr. Chang was an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman. He graduated from Fairleigh Dickinson University, and received an MBA in finance and quantitative analysis and an MS in statistics and operations research from New York University.

Mr. Harvey manages portfolios, conducts investment research and assists in equity trading for Vantage. Prior to joining Vantage, Mr. Harvey was a financial analyst with Merrill Lynch. He graduated Bucknell University and received an MBA from New York University.

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GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION

This General Prospectus Disclosure is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each fund, unless otherwise indicated.

NET ASSET VALUE

Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund, except the Money Market Fund, determines its nav by:

- adding the values of all securities investments and other assets,

- subtracting liabilities (including dividends payable), and

- dividing by the number of shares outstanding.

NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

- equity securities, debt securities and other assets for which market quotations are not readily available, fair value as determined in good faith under the authority of each fund's Board of Directors.

MONEY MARKET FUND. The Money Market Fund determines its NAV by the amortized cost method of valuation provided by SEC Rule 2a-7 under the Investment Company Act of 1940. Under the Rule, the fund's nav must fairly reflect market value.

See the General SAI Disclosure for the methodology that a fund (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.

MANAGEMENT OF THE FUNDS

Each fund's business and affairs are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.

INVESTMENT ADVISOR. Lincoln Investment Management, Inc. (Lincoln Investment or advisor) is the investment advisor to each fund. Its headquarters are at 200 East Berry Street, Fort Wayne, Indiana 46802.

The advisor has registered with the SEC as an investment advisor and acted as an investment advisor to mutual Funds for over 40 years. The advisor also acts as
(1) investment advisor to Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc., closed-end investment companies, and (2) sub-adviser to two of the series of Delaware Group Adviser Funds, Inc., an open-end series investment company.

The advisor is a wholly-owned subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding

                                                                           GPD-1
company organized under Indiana law. LNC, through its subsidiaries, provides life insurance and annuities, property-casualty insurance, reinsurance and financial services.

Directors, officers and employees of the advisor and each fund may engage in personal securities transactions, subject to restrictions and procedures of the Code of Ethics adopted by the advisor and each fund. The restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with SEC rules and regulations.

The advisor, either directly or through a sub-advisor, provides portfolio management and investment advice to each fund and administers each fund's other affairs, subject to the supervision of each fund's Board of Directors.
Some of the funds using sub-advisors have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisors. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

Each fund pays the advisor a monthly fee for the advisor's services. The annual rate of the fee is based on the average daily net asset value of each fund, as shown in the following chart:

FUND                                                  ...OF AVERAGE DAILY NET ASSET VALUE
----------------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next $200 million; .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over
                                     $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over
                                     $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next $200 million; and .60 of 1% in excess over $400 million
All other funds                      .48 of 1% of the first $200 million; .40 of 1% of the next $200 million; and .30 of 1% in excess over $400 million

--------------------------------------------------------------------------------


1998 ADVISORY FEES
FUND                                    1998 RATIO OF THE ADVISOR'S COMPENSATION TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------
Aggressive Growth                                                    .73%
Bond                                                                  .44
Capital Appreciation                                                  .75
Equity-Income                                                         .72
Global Asset Allocation                                               .72
Growth & Income                                                       .31
International                                                         .79
Managed                                                               .36
Money Market                                                          .48
Social Awareness                                                      .34
Special Opportunities                                                 .36

--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES

Each fund sells its shares of common stock only to Lincoln Life. Lincoln Life holds the fund shares in separate accounts (variable accounts) that support various Lincoln Life variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their nav next determined after Lincoln Life receives a purchase or redemption request. However, each fund redeems its shares held by Lincoln Life for its own account at the nav next determined after the fund receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a fund's securities investments at the time of redemption.

The fund normally pays for shares redeemed within seven days after Lincoln Life receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

- the NYSE closes for other than weekends and holidays;

GPD-2

- the SEC restricts trading on the NYSE;

- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or

- The SEC permits, by order, for the protection of fund shareholders.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Each fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains. See the SAI for a more complete discussion.

Each fund must meet asset diversification requirements under Section 817(h) of the Code and the related regulation of the United States Treasury Department. Each fund intends to comply with these diversification requirements.

The sole shareholder of the funds is Lincoln Life. Consequently, this Appendix does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), including the failure of a fund to meet the diversification requirements discussed above, see the Prospectus for the variable account.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Each fund's Annual Report includes the portfolio manager's discussion of the fund's performance for the previous fiscal year and the factors affecting the performance. Each fund will send you a free copy of its Annual Report on request.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the funds for the past 5 years, or, if shorter, the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, are included in the annual report, which is available upon request.

                          INCOME (LOSS) FROM       LESS DIVIDENDS
                        INVESTMENT OPERATIONS          FROM:
                                                                                                        RATIO
                                  NET                                                                    OF
                                REALIZED                                                        RATIO    NET
              NET                 AND                                                            OF     INVESTMENT         NET
             ASSET              UNREALIZED                                     NET             EXPENSES INCOME           ASSETS
             VALUE      NET      GAIN     TOTAL              NET              ASSET              TO      TO              AT END
            BEGINNING INVESTMENT (LOSS)   FROM      NET    REALIZED           VALUE            AVERAGE  AVERAGE PORTFOLIO   OF
  PERIOD      OF      INCOME      ON     INVESTMENT INVESTMENT GAIN ON  TOTAL END OF   TOTAL     NET     NET    TURNOVER PERIOD
  ENDED     PERIOD    (LOSS)(2) INVESTMENTS OPERATIONS INCOME INVESTMENTS DIVIDENDS PERIOD RETURN(3) ASSETS ASSETS  RATE (000'S)
--------------------------------------------------------------------------------------------------------------------------------
Lincoln National Aggressive Growth Fund, Inc.
12/31/98    $16.385    0.001    (0.810)  (0.809)  (0.023)  (2.186)   (2.209) $13.367   (6.20%)   0.81%  0.01%   102.33%  $335,366
12/31/97    $13.980    0.023     3.055    3.078     --     (0.673)   (0.673) $16.385   23.09%    0.81%  0.16%   105.07%  $342,763
12/31/96    $12.183    0.004     1.989    1.993   (0.004)  (0.192)   (0.196) $13.980   17.02%    0.82%  0.03%    77.51%  $242,609
12/31/95    $ 9.048    0.007     3.135    3.142   (0.007)    --      (0.007) $12.183   34.15%    0.94%  0.06%    85.82%  $138,471
12/31/94(1) $10.000    0.019    (0.952)  (0.933)  (0.019)    --      (0.019) $ 9.048   (9.37%)   1.11%  0.21%   100.31%  $60,697
Lincoln National Bond Fund, Inc.
12/31/98    $12.861    0.662     0.494    1.156   (1.328)    --      (1.328) $12.689    9.56%    0.52%  5.90%    51.33%  $363,808
12/31/97    $11.766    0.785     0.310    1.095     --       --       --     $12.861    9.30%    0.53%  6.45%    56.16%  $280,383
12/31/96    $12.247    0.767    (0.481)   0.286   (0.767)    --      (0.767) $11.766    2.31%    0.51%  6.56%   142.19%  $253,328
12/31/95    $10.941    0.803     1.306    2.109   (0.803)    --      (0.803) $12.247   18.95%    0.49%  6.90%   139.61%  $250,816
12/31/94    $12.693    0.741    (1.233)  (0.492)  (0.741)  (0.519)   (1.260) $10.941   (4.18%)   0.50%  6.40%   213.26%  $195,010
Lincoln National Capital Appreciation Fund, Inc.
12/31/98    $17.530   (0.003)    6.127    6.124   (0.050)  (1.832)   (1.882) $21.772   37.96%    0.83%  (0.01%)  77.99%  $770,736
12/31/97    $14.504    0.050     3.510    3.560     --     (0.534)   (0.534) $17.530   25.29%    0.89%  0.35%   137.07%  $451,036
12/31/96    $12.916    0.135     2.051    2.186   (0.135)  (0.463)   (0.598) $14.504   18.02%    0.93%  0.99%    92.73%  $267,242
12/31/95    $10.152    0.116     2.764    2.880   (0.116)    --      (0.116) $12.916   28.69%    1.07%  1.00%   195.63%  $127,936
12/31/94(1) $10.000    0.134     0.152    0.286   (0.134)    --      (0.134) $10.152    2.71%    1.18%  1.33%   185.28%  $52,904
Lincoln National Equity-Income Fund, Inc.
12/31/98    $20.118    0.282     2.204    2.486   (0.460)  (0.429)   (0.889) $21.715   12.73%    0.79%  1.40%    29.04%  $991,977
12/31/97    $15.780    0.229     4.511    4.740     --     (0.402)   (0.402) $20.118   30.67%    1.02%  1.46%    17.81%  $811,070
12/31/96    $13.507    0.288     2.451    2.739   (0.288)  (0.178)   (0.466) $15.780   19.81%    1.08%  1.99%    22.17%  $457,153
12/31/95    $10.335    0.275     3.218    3.493   (0.275)  (0.046)   (0.321) $13.507   34.74%    1.15%  2.27%    27.81%  $238,771
12/31/94(1) $10.000    0.258     0.335    0.593   (0.258)    --      (0.258) $10.335    5.65%    1.26%  2.48%    33.40%  $78,861
Lincoln National Global Asset Allocation Fund, Inc.
12/31/98    $15.628    0.357     1.585    1.942   (0.589)  (1.222)   (1.811) $15.759   13.50%    0.91%  2.36%   133.84%  $490,154
12/31/97    $14.226    0.383     2.205    2.588     --     (1.186)   (1.186) $15.628   19.47%    0.89%  2.77%   178.40%  $438,090
12/31/96    $13.391    0.392     1.522    1.914   (0.392)  (0.687)   (1.079) $14.226   15.04%    1.00%  2.93%   167.33%  $316,051
12/31/95    $11.144    0.412     2.247    2.659   (0.412)    --      (0.412) $13.391   23.95%    0.92%  3.36%   146.49%  $248,772
12/31/94    $12.502    0.349    (0.702)  (0.353)  (0.349)  (0.656)   (1.005) $11.144   (1.82%)   1.06%  3.07%   134.33%  $195,697
Lincoln National Growth and Income Fund, Inc.
12/31/98    $41.949    0.607     7.371    7.978   (1.164)  (2.475)   (3.639) $46.288   20.33%    0.35%  1.44%    33.55%  $4,263,557
12/31/97    $33.110    0.649     9.331    9.980     --     (1.141)   (1.141) $41.949   30.93%    0.35%  1.79%    32.09%  $3,540,862
12/31/96    $29.756    0.683     4.943    5.626   (0.683)  (1.589)   (2.272) $33.110   18.76%    0.36%  2.23%    46.70%  $2,465,224
12/31/95    $23.297    0.701     7.680    8.381   (0.701)  (1.221)   (1.922) $29.756   38.81%    0.35%  2.64%    51.76%  $1,833,450
12/31/94    $24.693    0.668    (0.428)   0.240   (0.668)  (0.968)   (1.636) $23.297    1.32%    0.37%  2.85%    76.34%  $1,161,324
Lincoln National International Fund, Inc.
12/31/98    $14.673    0.253     1.838    2.091   (0.189)  (0.593)   (0.782) $15.982   14.65%    0.93%  1.63%   123.11%  $501,654
12/31/97    $14.556    0.066     0.771    0.837     --     (0.720)   (0.720) $14.673    6.00%    0.93%  0.44%    77.58%  $466,229
12/31/96    $13.398    0.071     1.244    1.315   (0.071)  (0.086)   (0.157) $14.556    9.52%    1.19%  0.51%    68.67%  $440,375
12/31/95    $13.027    0.069     0.892    0.961   (0.069)  (0.521)   (0.590) $13.398    8.89%    1.27%  0.59%    63.15%  $358,391
12/31/94    $12.642    0.033     0.385    0.418   (0.033)    --      (0.033) $13.027    3.28%    1.24%  0.25%    52.78%  $316,350

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                          INCOME (LOSS) FROM       LESS DIVIDENDS
                        INVESTMENT OPERATIONS          FROM:
                                                                                                        RATIO
                                  NET                                                                    OF
                                REALIZED                                                        RATIO    NET
              NET                 AND                                                            OF     INVESTMENT         NET
             ASSET              UNREALIZED                                     NET             EXPENSES INCOME           ASSETS
             VALUE      NET      GAIN     TOTAL              NET              ASSET              TO      TO              AT END
            BEGINNING INVESTMENT (LOSS)   FROM      NET    REALIZED           VALUE            AVERAGE  AVERAGE PORTFOLIO   OF
  PERIOD      OF      INCOME      ON     INVESTMENT INVESTMENT GAIN ON  TOTAL END OF   TOTAL     NET     NET    TURNOVER PERIOD
  ENDED     PERIOD    (LOSS)(2) INVESTMENTS OPERATIONS INCOME INVESTMENTS DIVIDENDS PERIOD RETURN(3) ASSETS ASSETS  RATE (000'S)
--------------------------------------------------------------------------------------------------------------------------------
Lincoln National Managed Fund, Inc.
12/31/98    $19.304    0.599     1.632    2.231   (1.162)  (1.402)   (2.564) $18.971   12.72%    0.42%  3.31%    57.36%  $965,486
12/31/97    $16.266    0.661     2.811    3.472     --     (0.434)   (0.434) $19.304   21.82%    0.42%  3.77%    53.40%  $850,646
12/31/96    $15.895    0.628     1.291    1.919   (0.628)  (0.920)   (1.548) $16.266   12.05%    0.43%  4.05%   108.86%  $675,740
12/31/95    $12.783    0.623     3.132    3.755   (0.623)  (0.020)   (0.643) $15.895   29.29%    0.43%  4.37%   112.52%  $589,165
12/31/94    $14.152    0.628    (0.814)  (0.186)  (0.628)  (0.555)   (1.183) $12.783   (1.84%)   0.44%  4.45%   160.79%  $442,140

                                                                           GPD-5

                          INCOME (LOSS) FROM                                                            RATIO
                                  NET                                                                    OF
                                REALIZED                                                        RATIO    NET
              NET                 AND                                                            OF     INVESTMENT         NET
             ASSET      INVESTMENT OPERATIONS UNREALIZED  LESS DIVIDENDS       NET             EXPENSES INCOME           ASSETS
             VALUE      NET      GAIN     TOTAL        FROM:   NET            ASSET              TO      TO              AT END
            BEGINNING INVESTMENT (LOSS)   FROM      NET    REALIZED           VALUE            AVERAGE  AVERAGE PORTFOLIO   OF
  PERIOD      OF      INCOME      ON     INVESTMENT INVESTMENT GAIN ON  TOTAL END OF   TOTAL     NET     NET    TURNOVER PERIOD
  ENDED     PERIOD    (LOSS)(2) INVESTMENTS OPERATIONS INCOME INVESTMENTS DIVIDENDS PERIOD RETURN(3) ASSETS ASSETS  RATE (000'S)
--------------------------------------------------------------------------------------------------------------------------------
Lincoln National Money Market Fund, Inc.
12/31/98    $10.000    0.497       N/A    0.497   (0.497 )    N/A    (0.497) $10.000    5.10 %   0.58 % 4.97 %     N/A   $137,062
12/31/97    $10.000    0.501       N/A    0.501   (0.501)     N/A    (0.501) $10.000    5.13%    0.59%  5.01%      N/A   $89,227
12/31/96    $10.000    0.505       N/A    0.505   (0.505)     N/A    (0.505) $10.000    5.07%    0.57%  5.07%      N/A   $90,358
12/31/95    $10.000    0.570       N/A    0.570   (0.570)     N/A    (0.570) $10.000    5.67%    0.52%  5.67%      N/A   $75,319
12/31/94    $10.000    0.381       N/A    0.381   (0.381)     N/A    (0.381) $10.000    3.82%    0.52%  3.82%      N/A   $77,177
Lincoln National Social Awareness Fund, Inc.
12/31/98    $35.657    0.367     6.414    6.781   (0.672)  (1.483)   (2.155) $40.283   19.89%    0.38%  1.10%    37.55%  $1,868,231
12/31/97    $27.316    0.364     9.447    9.811     --     (1.470)   (1.470) $35.657   37.53%    0.41%  1.37%    34.84%  $1,255,494
12/31/96    $22.590    0.389     5.748    6.137   (0.389)  (1.022)   (1.411) $27.316   28.94%    0.46%  1.58%    45.90%  $636,595
12/31/95    $16.642    0.432     6.491    6.923   (0.432)  (0.543)   (0.975) $22.590   42.83%    0.50%  2.21%    54.02%  $297,983
12/31/94    $17.915    0.377    (0.461)  (0.084)  (0.377)  (0.812)   (1.189) $16.642    0.19%    0.53%  2.22%    64.97%  $163,514
Lincoln National Special Opportunities Fund, Inc.
12/31/98    $35.056    0.470     1.795    2.265   (0.862)  (3.043)   (3.905) $33.416    6.79%    0.42%  1.44%    76.27%  $917,796
12/31/97    $29.423    0.477     7.293    7.770     --     (2.137)   (2.137) $35.056   28.15%    0.42%  1.57%    73.74%  $872,822
12/31/96    $27.383    0.548     3.867    4.415   (0.548)  (1.827)   (2.375) $29.423   16.51%    0.44%  2.00%    88.17%  $648,592
12/31/95    $22.164    0.616     6.131    6.747   (0.616)  (0.912)   (1.528) $27.383   31.86%    0.45%  2.39%    90.12%  $505,755
12/31/94    $24.478    0.565    (0.942)  (0.377)  (0.565)  (1.372)   (1.937) $22.164   (1.00%)   0.48%  2.49%    74.63%  $318,417

(1) The per share data, total return, ratios and portfolio turnover are calculated for the period from commencement of investment activity on January 3, 1994 through December 31, 1994. Accordingly, the total return, ratios, and portfolio turnover have NOT been calculated on an annualized basis.

(2) Per share information for the Capital Appreciation, Equity-Income, Global Asset Allocation, and International funds for the year ended December 31, 1998 was based on the average shares outstanding method.

(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares.

GENERAL INFORMATION

You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each fund will issue:

- unaudited semiannual reports showing current investments and other information; and

- annual financial statements audited by the fund's independent auditors.

These Prospectuses do not contain all the information included in the Registration Statements that the funds have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

Lincoln Life performs the dividend and transfer functions for each fund.

PREPARING FOR YEAR 2000

Many existing computer programs use only two digits in the date field to identify the year. If left uncorrected these programs, which were designed and developed without considering the impact of the upcoming change in the century, could fail to operate or could produce

GPD-6
erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millenium Bug".

The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go undetected for a long time. The updating of fund-related computer systems is the responsibility of Lincoln Life as part of its own year 2000 updating process. Delaware Service Company Inc. (Delaware), which provides substantially all of the accounting and valuation services for the funds, is responsible for updating all its computer systems (including those which serve the funds) to accommodate the year 2000. If Y2K problems with computer programs affecting the funds are left unchecked they can cause such problems as share transfer errors; accounting errors; improper instructions to the securities custodian of a fund; and erroneous net asset values. In a worst-case scenario, this could result in a material disruption of the operations of the funds, Lincoln Life and/or Delaware.

However, these companies are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC.

In light of the potential problems discussed above, Lincoln Life, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the funds. Delaware for its part is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 effort, for both IT and non-IT systems, is organized into four phases:

- awareness-raising and inventory of all assets (including third-party agent and vendor relationships)

- assessment and high-level planning and strategy

- remediation of affected systems and equipment; and

- testing to verify Year 2000 readiness.

Both companies are currently on schedule to have their high-priority IT systems (including those which support the funds) remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999, additional testing of the environment will continue. Both companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.

The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty include (but are certainly not limited to) a possible loss of technical resources to perform the work; failure to identify all susceptible systems; and non-compliance by third parties whose systems and operations impact Lincoln Life. In a report dated February 26, 1999, entitled, INVESTIGATING THE IMPACT OF THE YEAR 2000 TECHNOLOGY PROBLEM, S. Prt 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Financial services firms...are particularly vulnerable to...the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations".

One important source of uncertainty is the extent to which the key trading partners of Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. Lincoln Life and Delaware have been monitoring the progress of their trading partners; however, the efforts of these partners are beyond our control.

Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by either company that there will not be significant computer problems after December 31, 1999.

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THIS PAGE WAS INTENTIONALLY LEFT BLANK.

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You can find additional information in each fund's Statement of Additional Information (SAI), which is on file with the SEC. Each fund incorporates its SAI, dated May 1, 1999, into its Prospectus. Each fund will provide a free copy of its SAI on request.

You can find still further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its Annual and Semi-Annual Report on request.

For an SAI or Report, either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.

You can review and copy information about the funds (including the SAIs) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also get reports and other information about the funds on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-6009, and paying a duplicating fee.

Fund Investment Company Act File Numbers:

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.:        33-70742;   811-8090
LINCOLN NATIONAL BOND FUND, INC.:                      2-80746;   811-3210
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.:     33-70272;   811-8074
LINCOLN NATIONAL EQUITY-INCOME FUND, INC.:            33-71158;   811-8126
LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.:  33-13530;   811-5115
LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.:         2-80741;   811-3211
LINCOLN NATIONAL INTERNATIONAL FUND, INC.:            33-38335;   811-6233
LINCOLN NATIONAL MANAGED FUND, INC.:                   2-82276;   811-3683
LINCOLN NATIONAL MONEY MARKET FUND, INC.:              2-80743;   811-3212
LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.:         33-19896;   811-5464
LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.:     2-80731;   811-3291

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